                                                                   EXHIBIT 99.16


                           SCHEDULE OF COMPUTATIONS


The following illustrates the current yield calculation for the seven day base periods for the Money Market Funds of Frank Russell Investment Company.

MONEY MARKET FUND
-----------------

12/31/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.001046565
Net change in account value...............................   .001046565
Annualized Current Net Yield
  [.001046565 x (365/7)]..................................  5.46%
Annualized Effective Net Yield
  [(.001046565 + 1)/(365/7)/]-1...........................  5.61%

09/30/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.001054908
Net change in account value...............................   .001054908
Annualized Current Net Yield
  [.001054908 x (365/7)]..................................  5.50%
Annualized Effective Net Yield
  [(.001054908 + 1)/(365/7)/]-1...........................  5.65%

06/30/96
--------
Value of hypothetical pre-existingaccount with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.001049653
Net change in account value...............................   .001049653
Annualized Current Net Yield
  [.001049653 x (365/7)]..................................  5.47%
Annualized Effective Net Yield
  [(.001049653 + 1)/(365/7)/]-1...........................  5.62%

03/31/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.001047613
Net change in account value...............................   .001047613
Annualized Current Net Yield
  [.001047613 x (365/7)]..................................  5.46%
Annualized Effective Net Yield
  [(.001047613 + 1)/(365/7)/]-1...........................  5.61%


U.S.GOVERNMENT MONEY MARKET FUND
--------------------------------

12/31/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.001019308
Net change in account value...............................   .001019308
Annualized Current Net Yield
  [.001019308 x (365/7)]..................................  5.31%
Annualized Effective Net Yield
  [(.001019308 + 1)/(365/7)/]-1...........................  5.46%

09/30/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.001005111
Net change in account value...............................   .001005111
Annualized Current Net Yield
  [.001005111 x (365/7)]..................................  5.24%
Annualized Effective Net Yield
  [(.001005111 + 1)/(365/7)/]-1...........................  5.38%

06/30/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.000999961
Net change in account value...............................   .000999961
Annualized Current Net Yield
  [.000999961 x (365/7)]..................................  5.21%
Annualized Effective Net Yield
  [(.000999961 + 1)/(365/7)/]-1...........................  5.35%

03/31/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.001011802
Net change in account value...............................   .001011802
Annualized Current Net Yield
  [.001011802 x (365/7)]..................................  5.28%
Annualized Effective Net Yield
  [(.001011802 + 1)/(365/7)/]-1...........................  5.41%%


TAX FREE MONEY MARKET FUND
--------------------------

12/31/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.000699132
Net change in account value...............................   .000699132
Annualized Current Net 7 Day Yield
  [.000699132 x (365/7)]..................................  3.65%
Annualized Current 7 Day Tax Equivalent Yield
  3.65%/ (1-39.6%)........................................  6.04%
Annualized Effective Net 7 Day Yield
  [(.000699132 + 1)/(365/7)/]-1...........................  3.71%
Annualized Effective 7 Day Tax Equivalent Yield
  3.71%/ (1-39.6%)........................................  6.14%
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the thirty-day base period**..............  1.002756303
Net change in account value...............................   .002756303
Annualized Current Net 30 Day Yield
  [.002756303 x (365/30)].................................  3.35%
Annualized Current 30 Day Tax Equivalent Yield
  3.35%/ (1-39.6%)........................................  5.55%
Annualized Effective Net 30 Day Yield
  [(.002756303 + 1)/(365/30)/]-1..........................  3.41%
Annualized Effective 30 Day Tax Equivalent Yield
  3.41%/ (1-39.6%)........................................  5.65%

09/30/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.000668102
Net change in account value...............................   .000668102
Annualized Current Net 7 Day Yield
  [.000668102 x (365/7)]..................................  3.48%
Annualized Current 7 Day Tax Equivalent Yield
  3.48%/ (1-39.6%)........................................  5.77%
Annualized Effective Net 7 Day Yield
  [(.000668102 + 1)/(365/7)/]-1...........................  3.54%
Annualized Effective 7 Day Tax Equivalent Yield
  3.54%/ (1-39.6%)........................................  5.86%
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the thirty-day base period**..............  1.002754638
Net change in account value...............................   .002754638
Annualized Current Net 30 Day Yield
  [.002754638 x (365/30)].................................  3.35%
Annualized Current 30 Day Tax Equivalent Yield


  3.35%/ (1-39.6%)........................................  5.55%
Annualized Effective Net 30 Day Yield
  [(.002754638 + 1)/(365/30)/]-1..........................  3.40%
Annualized Effective 30 Day Tax Equivalent Yield
  3.40%/ (1-39.6%)........................................  5.63%

06/30/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.000631105
Net change in account value...............................   .000631105
Annualized Current Net 7 Day Yield
  [.000631105 x (365/7)]..................................  3.29%
Annualized Current 7 Day Tax Equivalent Yield
  3.29%/ (1-39.6%)........................................  5.45%
Annualized Effective Net 7 Day Yield
  [(.000631105 + 1)/(365/7)/]-1...........................  3.34%
Annualized Effective 7 DayTax Equivalent Yield
  3.34%/ (1-39.6%)........................................  5.53%
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the thirty-day base period**..............  1.002667575
Net change in account value...............................   .002667575
Annualized Current Net 30 Day Yield
  [.002667575 x (365/30)].................................  3.25%
Annualized Current 30 Day Tax Equivalent Yield
  3.25%/ (1-39.6%)........................................  5.37%
Annualized Effective Net 30 Day Yield
  [(.002667575 + 1)/(365/30)/]-1..........................  3.29%
Annualized Effective 30 Day Tax Equivalent Yield
  3.29%/ (1-39.6%)........................................  5.45%

03/31/96
--------
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the seven-day base period**...............  1.000619355
Net change in account value...............................   .000619355
Annualized Current Net 7 Day Yield
  [.000619355 x (365/7)]..................................  3.23%
Annualized Current 7 Day Tax Equivalent Yield
  3.23%/ (1-39.6%)........................................  5.35%
Annualized Effective Net 7 Day Yield
  [(.000619355 + 1)/(365/7)/]-1...........................  3.28%
Annualized Effective 7 Day Tax Equivalent Yield
  3.28%/ (1-39.6%)........................................  5.43%
Value of hypothetical pre-existing account with exactly
  one share at the beginning of the base period........... $1.000000000
Value of the same account (excluding capital changes)
  at the end of the thirty-day base period**..............  1.002603880
Net change in account value
Annualized Current Net 30 Day Yield.......................   .002603880


  [.002603880 x (365/30)].................................  3.17%
Annualized Current 30 Day Tax Equivalent Yield
  3.17%/ (1-39.6%)........................................  5.25%
Annualized Effective Net 30 Day Yield
  [(.002603880 + 1)/(365/30)/]-1..........................  3.21%
Annualized Effective 30 Day Tax Equivalent Yield
  3.21%/ (1-39.6%)........................................  5.31%


_______________________________

** This value includes the value of additional shares purchased with dividends from the original share, and the dividends declared on both the original share and any such additional shares.

                     SCHEDULE OF CURRENT YIELD COMPUTATION
                         FOR THE PERIOD ENDED 12/31/96
                           (NON-MONEY MARKET FUNDS)


The following is the yield calculation based on a 30-day period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  a_b
     YIELD = 2[(______ plus 1)/6/_1]
                  cd

Where:  a = dividends and interest earned during the 30 day period.

        b = expenses accrued for the 30 day period (net of reimbursements).

        c = the average daily number of shares outstanding that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

FIXED INCOME I
--------------

                    3,842,406.22  -  238,982.78
     YIELD = 2[(__________________________________ plus 1)/6/_1] = 6.55%
                   31,862,192.69  x  20.99


FIXED INCOME II
---------------

                    1,078,549.11  -  117,304.20
     YIELD = 2[(__________________________________ plus 1)/6/_1] = 5.47%
                   11,621,096.154 x  18.36


FIXED INCOME III
----------------

                    1,665,347.44  -  174,978.82
     YIELD = 2[(__________________________________ plus 1)/6/_1] = 6.16%
                   28,916,860.711 x  10.17


DIVERSIFIED BOND CLASS S
------------------------

                    3,124,803.05  -  272,977.58
     YIELD = 2[(__________________________________ plus +1)/6/_1] = 6.28%
                   24,043,132.143 x  22.97


DIVERSIFIED BOND CLASS C
------------------------

                         5,311.44 -  1,011.11
     YIELD = 2[(__________________________________ plus 1)/6/_1] = 5.56%
                       40,864.198 x  22.98

VOLATILITY CONSTRAINED BOND
---------------------------

                       833,504.43 -  99,832.09
     YIELD = 2[(__________________________________ plus 1)/6/_1] = 5.48%
                    8,521,582.668 x  19.07


LIMITED VOLATILITY TAX FREE
---------------------------

                       235,640.43 -  40,090.91
     YIELD = 2[(__________________________________ plus 1)/6/_1] = 3.62%
                    3,105,187.931 x  21.02


     Tax Equivalent Yield = Yield/(1-Tax Rate)
     Tax Equivalent Yield = 3.62%/(1-39.6%) = 5.99%


MULTISTRATEGY BOND
------------------

                    1,677,212.445 -  197,523.86
     YIELD = 2[(__________________________________ plus 1)/6/_1] = 5.99%
                    29,691,209.84 x  10.11

                         AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIOD ENDED 12/31/96


The following are the average annual total returns for the Frank Russell Investment Company Funds, computed by finding the average compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/ = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          N = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

EQUITY I FUND
-------------
15.21 years        $1,000 (1 plus 15.75%)/15.21/    = $9,250
10    years        $1,000 (1 plus 15.20%)/10/       = $4,116
 5    years        $1,000 (1 plus 15.55%)/5/        = $2,060
 1    year         $1,000 (1 plus 23.58%)/1/        = $1,236
                -----------------------------------

EQUITY II FUND
--------------
15.01 years        $1,000 (1 plus 14.00%)/15.01/    = $7,147
10    years        $1,000 (1 plus 14.21%)/10/       = $3,776
 5    years        $1,000 (1 plus 14.45%)/5/        = $1,964
 1    year         $1,000 (1 plus 18.51%)/1/        = $1,185
                -----------------------------------

EQUITY III FUND
---------------
15.09 years        $1,000 (1 plus 16.95%)/15.09/    = $10,620
10    years        $1,000 (1 plus 14.84%)/10/       = $ 3,990
 5    years        $1,000 (1 plus 16.51%)/5/        = $2,147
 1    year         $1,000 (1 plus 20.90%)/1/        = $1,209
                -----------------------------------

EQUITY Q FUND
-------------
 9.59 years        $1,000 (1 plus 13.71%)/9.59/     = $3,429
 5    years        $1,000 (1 plus 16.60%)/5/        = $2,155
 1    year         $1,000 (1 plus 23.67%)/1/        = $1,237
                -----------------------------------

INTERNATIONAL FUND
------------------
13.92 years        $1,000 (1 plus 16.03%)/13.92/    = $7,922
10    years        $1,000 (1 plus 10.06%)/10/       = $2,608
 5    years        $1,000 (1 plus  9.90%)/5/        = $1,603
 1    year         $1,000 (1 plus  7.98%)/1/        = $1,080
                -----------------------------------

EMERGING MARKETS FUND
---------------------
 3.92 years        $1,000 (1 plus  8.50%)/3.92/     = $1,377
 1    year         $1,000 (1 plus 12.26%)/1/        = $1,123

FIXED INCOME I FUND
-------------------
15.21 years        $1,000 (1 plus 11.45%)/15.21/    = $5,201
10    years        $1,000 (1 plus  8.30%)/10/       = $2,220
 5    years        $1,000 (1 plus  7.08%)/5/        = $1,408
 1    year         $1,000 (1 plus  3.75%)/1/        = $1,038
                -----------------------------------

FIXED INCOME II FUND
--------------------
15.17 years        $1,000 (1 plus 9.37%)/15.17/     = $3,891
10    years        $1,000 (1 plus 7.11%)/10/        = $1,987
 5    years        $1,000 (1 plus 5.00%)/5/         = $1,276
 1    year         $1,000 (1 plus 4.76%)/1/         = $1,048
                -----------------------------------

FIXED INCOME III FUND
---------------------
 3.92 years        $1,000 (1 plus 7.16%)/3.92/      = $1,311
 1    year         $1,000 (1 plus 4.88%)/1/         = $1,049
                -----------------------------------

DIVERSIFIED EQUITY FUND
-----------------------
11.32 years        $1,000 (1 plus 15.77%)/11.32/    = $5,247
10    years        $1,000 (1 plus 14.59%)/10/       = $3,904
 5    years        $1,000 (1 plus 14.81%)/5/        = $1,995
 1    year         $1,000 (1 plus 23.29%)/1/        = $1,233
                -----------------------------------

SPECIAL GROWTH FUND CLASS S
---------------------------
11.32 years        $1,000 (1 plus 14.13%)/11.32/    = $4,464
10    years        $1,000 (1 plus 13.40%)/10/       = $3,517
 5    years        $1,000 (1 plus 13.79%)/5/        = $1,908
 1    year         $1,000 (1 plus 18.65%)/1/        = $1,187
                -----------------------------------

EQUITY INCOME FUND
------------------
CLASS S
-------
11.32 years        $1,000 (1 plus 14.46%)/11.32/    = $4,613
10    years        $1,000 (1 plus 13.71%)/10/       = $3,614
 5    years        $1,000 (1 plus 15.78%)/5/        = $2,081
 1    year         $1,000 (1 plus 21.45%)/1/        = $1,215
                -----------------------------------

QUANTITATIVE EQUITY FUND
------------------------
CLASS S
-------
 9.63 years        $1,000 (1 plus 13.61%)/9.63/     = $3,417
 5    years        $1,000 (1 plus 15.74%)/5/        = $2,077
 1    year         $1,000 (1 plus 23.08%)/1/        = $1,231
                -----------------------------------

INTERNATIONAL SECURITIES FUND
-----------------------------
CLASS S
-------
11.32 years        $1,000 (1 plus 13.75%)/11.32/    = $4,299
10    years        $1,000 (1 plus  9.74%)/10/       = $2,533

 5    years        $1,000 (1 plus  9.09%)/5/        = $1,545
 1    year         $1,000 (1 plus  7.63%)/1/        = $1,076
                -----------------------------------

REAL ESTATE SECURITIES FUND
---------------------------
CLASS S
-------
 7.42 years        $1,000 (1 plus 13.40%)/7.42/     = $2,542
 5    years        $1,000 (1 plus 17.50%)/5/        = $2,240
 1    year         $1,000 (1 plus 36.81%)/1/        = $1,368
                -----------------------------------

DIVERSIFIED BOND FUND
---------------------
CLASS S
-------
11.32 years        $1,000 (1 plus 8.83%)/11.32/     = $2,606
10    years        $1,000 (1 plus 7.71%)/10/        = $2,102
 5    years        $1,000 (1 plus 6.68%)/5/         = $1,382
 1    year         $1,000 (1 plus 3.43%)/1/         = $1,034
                -----------------------------------

VOLATILITY CONSTRAINED BOND FUND
--------------------------------
11.32 years        $1,000 (1 plus 6.88%)/11.32/     = $2,124
10    years        $1,000 (1 plus 6.64%)/10/        = $1,902
 5    years        $1,000 (1 plus 4.64%)/5/         = $1,255
 1    year         $1,000 (1 plus 4.66%)/1/         = $1,047
                -----------------------------------

MULTISTRATEGY BOND FUND
-----------------------
 3.92 years        $1,000 (1 plus 6.66%)/3.92/      = $1,288
 1    year         $1,000 (1 plus 4.97%)/1/         = $1,050
                -----------------------------------

LIMITED VOLATILITY TAX FREE FUND
--------------------------------
11.32 years        $1,000 (1 plus 5.54%)/11.32/     = $1,841
10    years        $1,000 (1 plus 5.12%)/10/        = $1,648
 5    years        $1,000 (1 plus 4.51%)/5/         = $1,247
 1    year         $1,000 (1 plus 3.07%)/1/         = $1,031
                -----------------------------------

SPECIAL GROWTH FUND
-------------------
CLASS C
-------
11.25 years        $1,000 (1 plus 14.12%)/11.25/    = $4,419
10    years        $1,000 (1 plus 13.39%)/10/       = $3,514
 5    years        $1,000 (1 plus 13.77%)/5/        = $1,906
 1    year         $1,000 (1 plus 18.55%)/1/        = $1,186
                -----------------------------------

EQUITY INCOME FUND
------------------
CLASS C
-------
11.25 years        $1,000 (1 plus 14.45%)/11.25/    = $4,565
10    years        $1,000 (1 plus 13.70%)/10/       = $3,611
 5    years        $1,000 (1 plus 15.75%)/5/        = $2,078
 1    year         $1,000 (1 plus 21.30%)/1/        = $1,213
                -----------------------------------

QUANTITATIVE EQUITY FUND
------------------------
CLASS C
-------
 7.42 years        $1,000 (1 plus 13.60%)/7.42/     = $2,576
 5    years        $1,000 (1 plus 15.71%)/5/        = $2,074
 1    year         $1,000 (1 plus 22.93%)/1/        = $1,229
                -----------------------------------

INTERNATIONAL SECURITIES FUND
-----------------------------
CLASS C
-------
11.25 years        $1,000 (1 plus 13.74)/11.25/     = $4,256
10    years        $1,000 (1 plus  9.73)/10/        = $2,531
 5    years        $1,000 (1 plus  9.06)/5/         = $1,543
 1    year         $1,000 (1 plus  7.50)/1/         = $1,075
                -----------------------------------

DIVERSIFIED BOND FUND
---------------------
CLASS C
-------
11.25 years        $1,000 (1 plus 8.82)/11.25/      = $2,588
10    years        $1,000 (1 plus 7.70)/10/         = $2,100
 5    years        $1,000 (1 plus 6.66)/5/          = $1,380
 1    year         $1,000 (1 plus 3.32)/1/          = $1,033
                -----------------------------------

REAL ESTATE SECURITIES FUND
---------------------------
CLASS C
-------
 7.42 years        $1,000 (1 plus 13.38)/7.42/      = $2,539
 5    years        $1,000 (1 plus 17.47)/5/         = $2,237
 1    year         $1,000 (1 plus 36.6%)/1/         = $1,366
                -----------------------------------